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                                                                   Exhibit 10.45

                            BUILDING LOAN AGREEMENT


     THIS BUILDING LOAN AGREEMENT ("Agreement") is made as of October 1, 1998, by and between PROVENA FOODS INC., a California corporation ("Borrower"), and COMERICA BANK-CALIFORNIA, a California banking corporation ("Lender").

          1.    DEFINITIONS OF TERMS USED IN THIS AGREEMENT
                ------------------------------------------

                1.1 Bonds: California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1998 (Provena Foods Inc. Project).

                1.2 Borrower's Funds: The funds to be deposited by Borrower into the Borrower's Funds, Building Loan Account for the purposes herein described.

                1.3 Borrower's Funds, Building Loan Account: A special non-interest bearing account into which any Borrower's Funds shall be deposited pending disbursement in the manner and for purposes herein described. Borrowers Funds shall be disbursed in the manner provided in this Agreement for disbursement of the Loan proceeds.

                1.4 Chino Property: That certain real property legally described in the Chino Trust Deed given as additional collateral for the Reimbursement Agreement.

                1.5 Chino Trust Deed: The Deed of Trust in favor of lender of even date herewith encumbering the Chino Property and given to secure the Reimbursement Agreement.

                1.6 Completion Date: The date of required completion of construction of the Improvements in accordance with the Plans and the requirements of this Agreement and issuance of all licenses and permits necessary for the occupancy, use or lease thereof, which is April 1, 2000.

                1.7 Cost Breakdown: An itemized schedule on a component, unit and trade breakdown basis covering all costs of renovation and completing the Improvements, to be submitted to and approved by Lender prior to any disbursement.

                1.8 Disbursement Schedule: The schedule of disbursement of the proceeds of the Loan and of any Borrower's Funds, Building Loan Account as set forth on the Disbursement Schedule attached hereto as Exhibit A and the
                                                          ---------
Disbursement Plan attached hereto as Exhibit B.
                                     ---------

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                1.9   Draw Request:  The form, substantially in the form of
Exhibit C attached hereto and made a part hereof, which is submitted to Lender
---------
by Borrower when a disbursement of Loan proceeds is requested.

                1.10 Environmental Indemnity: The unsecured environmental indemnity agreement executed in favor of Lender of even date herewith.

                1.11 Governmental Authority: The authority of the United States, the State in which the Property is located, any political subdivision thereof, any city and any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality of any of them, or any court, administrative tribunal, or public utility.

                1.12 Governmental Requirements: Any present or future law, ordinance, order, rule or regulation of a Governmental Authority applicable to Borrower or the construction, maintenance, use, operation or leasing of the Property.

                1.13 Improvements: The manufacturing project to be constructed on the Property.

                1.14 Indenture: The Indenture of Trust, by and between Issuer and the Trustee, relating to the Bonds.

                1.15 Initial Disbursement: The payment upon Recordation of costs, charges, expenses and items associated with the issuance of the Bonds and the Loan as set forth in Paragraph 6.2.

                1.16 Issuer: California Economic Development Financing Authority, a body public and corporate, and a public instrumentality of the State of California, as issuer of the Bonds.

                1.17 Letter of Credit: The direct pay letter credit issued by Lender in connection with the issuance of the Bonds.

                1.18 Letter of Credit Documents: This Agreement, the Security Agreement, the Trust Deed, the Chino Trust Deed and all documents given to Lender from time to time to secure the reimbursement obligations of Borrower under the Reimbursement Agreement, provided, however, that the Environmental Indemnity is not one of the Letter of Credit Documents. Notwithstanding any provision of any Letter of Credit Document, Borrower's obligations under the Environmental Indemnity are not secured by the Trust Deed, the Chino Trust Deed or the Security Agreement.

                1.19  Litigation Amount:  Fifty Thousand Dollars ($50,000).

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                    1.20  Loan: The amount evidenced by the Loan Agreement.

                    1.21 Loan Agreement: The Loan Agreement by and between the Issuer and Borrower.

                    1.22 Plans: The final plans and specifications for the Improvements.

                    1.23 Personal Property: That personal property described in the Trust Deed and Chino Trust Deed and Security Agreement and which is collateral for the Reimbursement Agreement.

                    1.24 Project: The Property, the Improvements and the Personal Property.

                    1.25 Property: That certain real property legally described in the Trust Deed where the manufacturing facility financed by the Bonds is to be constructed and the Improvements to be constructed on a portion thereof.

                    1.26 Recordation: The act of recording the Trust Deed in the official records of the County in which the Property is situated.

                    1.27 Reimbursement Agreement: The reimbursement agreement by and between Borrower and Lender related to the Letter of Credit.

                    1.28 Security Agreement: The Security Agreement from the Borrower to Lender, securing the Reimbursement Agreement.

                    1.29 Title Insurer: Collectivel, the issuers of the title insurance policies required by Paragraph 8.3, i.e., Benefit Land Title Insurance Company and Chicago Title Company.

                    1.30 Trust Deeds: The two deeds of trust in favor of Lender of even date herewith encumbering the Property and the Chino Property respectively and given to secure the Reimbursement Agreement.

                    1.31. Trustee: The trustee for the holders of the Bonds under the Indenture.

               2.   LOAN.
                    ----

                    2.1 Borrower has applied to the Issuer for the issuance of the Bonds to fund the Loan to finance acquisition of the Property and renovation of the Improvements and for other costs related thereto.

                    2.2 Borrower has requested that Lender issue in favor of the Trustee for the account of the Borrower, the Letter of Credit, which Letter of Credit is to be available to be

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drawn upon to provide funds for the payment of principal and interest on the
Bonds when due and payable.

                      2.3 Borrower agrees that Lender shall have approval rights over the disbursement of the Loan to the Borrower pursuant to this Agreement.

               3.  LOAN PROCEEDS.  Upon Recordation, Lender is authorized to:
                   -------------

                   3.1 Approve the initial Disbursement in the manner and for the purpose provided by Paragraph 6.2 directly to the parties to whom the respective payment is to be made.

               4.  CONDITIONS PRECEDENT TO RECORDATION. Prior to Recordation the
                   -----------------------------------
following conditions shall have been satisfied:

                   4.1  Lender shall have received:

                        4.1.1 original insurance policies or certificates thereof for the insurance required by Paragraph
                               8.9 hereof;

                        4.1.2 preliminary title reports issued by Title Insurer showing the condition of title to the Property and the Chino Property with the Property's and Chino Property's legal descriptions and a copy of all documents listed as exceptions to said reports;

                        4.1.3 a "phase one" environmental assessment, in form and substance satisfactory to Lender ("Environmental Assessment") prepared by a qualified licensed environmental consultant acceptable to Lender confirming the absence of hazardous or toxic materials in, on, under or around the Property and the Chino Property. The Environmental Assessment shall, at a minimum, include a description of current and former uses of the Property and the Chino Property and the results of an inspection of the Property and the Chino Property and adjacent and neighboring property sufficient to form a basis for a reasoned opinion concerning the existence of, or potential for, hazardous material contamination on or in the vicinity of the Property and the Chino Property. In the event the Environmental Assessment indicates that the Property or the Chino Property may be affected by hazardous or toxic materials, or is otherwise unsatisfactory to Lender, in Lender's sole discretion, Lender may require additional or further environmental testing,


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                                inspection and/or assessment of the Property
                                and/or the Chino Property;

                        4.1.4 any development agreement related to the Property with any governmental agency together with each applicable governmental entities approved for the Project, with evidence of subordination of any such development agreement to the lien of Lender; and

                        4.1.5 an ALTA survey for each of the Property and the Chino Property certified to Lender and satisfactory to Lender.

                        4.1.6 evidence satisfactory to Lender that the Project complies with the applicable zoning ordinances;


          4.    CONDITIONS PRECEDENT TO DISBURSEMENT.
                -----------------------------------

                5.1 Prior to the Initial Disbursement, the following conditions shall have been satisfied:

                        5.1.1 Title Insurer shall have issued or agreed to issue the title policies described in Paragraph 8.3 hereof, naming Lender as insured in the aggregate amount of $4,060,000.

                        5.1.2 Lender shall have received a Draw Request, and all the requirements set forth in Part I of the Disbursement Schedule shall have been satisfied.

                        5.1.3 UCC-1 Financing Statements shall have been filed with the Secretary of State for the state where the Property and Chino Property is situated describing the Personal Property.

                        5.1.4   Recordation shall have occurred.

                5.2 Prior to Lender approving disbursements after the Initial Disbursement, except for the last disbursement, the following conditions shall have been satisfied:

                        5.2.1   The Initial Disbursement shall have occurred.

                        5.2.2 No default shall exist under this Agreement, the Reimbursement Agreement or any other Letter of Credit Document.

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                   5.2.3   Lender shall have received an appraisal showing an
indicated prospective market value of the Project (the "Appraisal").

                   5.2.4 Lender shall have received within 30 days of Recordation a list of the names and addresses of all material dealers, laborers and subcontractors with whom agreements have been made by the Borrower to deliver materials to and/or perform work on the Improvements;

                   5.2.5 Lender shall have received within 30 days of Recordation the Cost Breakdown;

                   5.2.6 Lender shall have received within 30 days of Recordation a Project Construction Cost Schedule which shall include a 10% contingency reserve and a Construction Disbursement Schedule, each satisfactory to Lender;

                   5.2.7 Lender shall have received within 30 days of Recordation the Plans in form and substance satisfactory to Lender and assigned to Lender; and


                   5.2.8 Lender shall have received within 30 days of Recordation the construction contract and architect's agreement for the Improvements, each in form and substance satisfactory to Lender and each assigned to Lender with the contractor's and architect's consent.

                   5.2.9 Lender shall have received a Draw Request, and all the requirements set forth in the paragraph(s) indicated under Part II of the Disbursement Schedule shall have been satisfied.

                   5.2.10 Concurrently with the Draw Request, Borrower shall furnish to Lender (i) copies of all "soft-cost" invoices, and (ii) unconditional partial releases of lien (on forms approved by Lender) from all subcontractors for the construction of the portion of the Improvements covered by the immediately preceding Draw Request.

                   5.2.11 With respect to every Draw Request, the Title Insurer shall have agreed to issue its continuation endorsement to Lender indicating that since the last preceding disbursement to Borrower, there has been no change in the state of title, that there are no intervening liens which may now or hereafter take priority over the disbursement to be made and that there are no survey exceptions not theretofore approved by Lender.

                   5.2.12 The representations and warranties of Borrower made in Paragraph 7 hereof shall be true and correct on and as of the date of the disbursement with the same effect as if made on such date.

                   5.2.13 The Improvements shall not have been materially injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient

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in its judgment to effect the satisfactory restoration of the Improvements and to permit the completion thereof prior to the Completion Date.

                    5.2.14 Borrower shall have deposited with Lender cash in the amount, estimated by Lender, necessary to pay for the costs of completion of construction of the Improvements to the extent that the aggregate amount remaining in the construction fund held by the Trustee (the "Program Fund") under the Indenture (and available pursuant to the limitations of Section 6.5 hereof) and Borrower's Funds, Building Loan Account, designated for the payment of the remaining costs to be incurred in the completion of renovation of the Improvements is, in the opinion of Lender, insufficient therefor.

                    5.2.15 Advice from Lender's inspection department or inspector designated by Lender to the effect that, to date, the Improvements have been constructed in accordance with the Plans and that the present state of construction of the Improvements will, barring then unforeseen and unknown delays, permit completion of construction of the Improvements on or before the Completion Date.

                    5.2.16 Copies of all inspection reports from the United States Department of Agriculture shall be delivered to Lender and such reports shall be in form and substance reasonably satisfactory to Lender.

               5.3 Prior to Lender's approval of the last disbursement, the conditions set forth in subparagraph 5.2 of this paragraph shall be satisfied and in addition the following conditions shall have been satisfied by Lender's receipt of:

                    5.3.1 Advice from Lender's inspection department or inspector designated by Lender to the effect that the Improvements have been completed in accordance with the Plans.

                    5.3.2 A final Draw Request, and all the requirements set forth in the paragraph(s) indicated under Part II of the Disbursement Schedule shall have been satisfied.

                    5.3.3 Evidence that Borrower has filed the notice of completion of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens.

                    5.3.4 Conditional partial releases of lien (on forms approved by Lender, and conditioned only upon receipt of the funds allocated in the last disbursement) from each material dealer, laborer and/or subcontractor who has done work or furnished materials for the construction of the Improvements.

                    5.3.5 A CLTA Endorsement Series 101, as Lender may determine, issued by Title Insurer subsequent to the expiration of the period during which any lien for labor,


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services or materials may be validly recorded against the Property or the
Improvements or such other endorsements to Lender's title insurance policy as Lender may require which shall insure that the Improvements have been completed free of all mechanics' and materialmen's liens or claims thereof.

                           5.3.6  Evidence satisfactory to Lender that the
Improvements have received approval for operation by the United States Department of Agriculture.

                6.  LOAN DISBURSEMENT. The proceeds of the Loan and Borrower's
                    -----------------
Funds deposited in the Borrower's Funds, Building Loan Account shall be used only for the payment of costs of construction of the Improvements in accordance with the Plans and other costs related thereto, as set forth on the Disbursement Schedule, and shall be disbursed to or for the account of Borrower as follows:

                    6.1 Method of Disbursement: Subject to fulfillment of all applicable conditions and the terms and procedures set forth in this Agreement and the Disbursement Schedule, (a) each disbursement shall be made on the basis of a Draw Request submitted by Borrower to Lender and to the Trustee (as required by the Loan Agreement), and (b) upon Lender's approval of the Draw Request, the proceeds of the disbursement shall be deposited into the commercial account identified in the Disbursement Schedule, except that at Lender's option, disbursements may otherwise be made by Trustee directly to Borrower, to subcontractors, laborers or material providers, or jointly to one or more of the foregoing, or to other persons designated by Borrower, or in such other manner as the Lender may approve or require.

                    6.2 Initial Disbursement: Immediately before Recordation, and upon satisfaction of the conditions of Paragraph 5.1 hereof, Lender shall approve the disbursement by Trustee to the persons indicated in the Disbursement Schedule (including Lender), in accordance with the Disbursement Schedule the amounts necessary to pay all costs, charges and expenses incurred or to be incurred (as estimated by Lender) in connection with the Loan or payable pursuant to this Agreement and the other Letter of Credit Documents, excluding direct costs of labor and materials related to the Improvements, and including but not limited to letter of credit fees (which are deemed earned at Recordation and are not refundable in whole or part), service charges, title charges, tax and lien service charges, recording fees, escrow fees, appraisal fees, legal fees, real property taxes and assessments, insurance premiums, any amount required to pay existing encumbrances affecting the Property or Chino Property.

                    6.3 Subsequent Disbursements: Upon satisfaction of the conditions of Paragraph 5.2 hereof, Lender shall approve the disbursement by Trustee directly to Borrower or, at Lender's option, directly to subcontractor or to such persons as have actually supplied labor, material or services in connection with or incidental to the construction of the Improvements (or for payment of the cost of any of Borrower's undertakings hereunder, in the Reimbursement Agreement, the Trust Deed or the Security Agreement), such sums as are required for the payment of interest on the Loan, costs and expenses of construction of the Improvements and costs incidental thereto as set forth on the Disbursement Schedule. Such disbursements shall be made in accordance with the applicable


                                       8

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provisions of the Disbursement Schedule.  All funds approved by Lender to be disbursed hereunder to Borrower shall be received by Borrower in trust and Borrower agrees that the same shall be used only for the payment of those items contemplated by the particular disbursement. If at any time Lender is holding Borrower's Funds in the Borrower's Funds, Building Loan Account, Lender shall make all disbursements first from the Borrower's Funds, Building Loan Account until such funds are exhausted.

               6.4 Final Disbursement: The final disbursement shall be the payment of any monies retained from progress payments or draws as set forth in the Disbursement Schedule. Subject to the provisions of this Agreement, the final disbursement shall be made only after Borrower has satisfied the conditions of Paragraph 5.3 hereof and delivered or caused to be delivered to Lender in addition to those required under Paragraph 8.3 hereof, such additional endorsements or such additional policies of title insurance with endorsements thereto as Lender may require, with a liability limit of not less than $4,060,000 issued by Title Insurer, with coverage and in form satisfactory to Lender, insuring Lender's interest under the Trust Deed as a first lien on the Property excepting only such items as shall have been approved in writing by Lender.

               6.5 Disbursement Limits: Lender shall not be required to approve any disbursement of an aggregate amount of the Loan proceeds for materials incorporated into the Improvements during any stage of construction which exceeds the lesser of the value of such labor or materials or the amount allocated to that stage of construction as set forth in the Disbursement Schedule, and in any event, Lender shall not be required to approve the disbursement of any amount which, in Lender's opinion, will reduce that portion of the Program Fund designated for the cost of completion of construction of the Improvements below that needed to pay for the labor materials necessary to complete the Improvements. If Borrower consists of more than one person or is a partnership or joint venture, Lender is authorized to make disbursements to any one of such persons or to any partner or joint venturer.

           7.  REPRESENTATIONS AND WARRANTIES OF BORROWER.  Borrower represents
               ------------------------------------------
and warrants, which representations and warranties shall survive any investigations, inspections or inquiries made by Lender or any of its representatives or approval of any disbursements made by Lender hereunder; that:

               7.1 Draw Request: Each Draw Request shall be true and accurate and the submission of same or the receipt of the funds so requested shall constitute a reaffirmation of the representations, warranties and covenants contained herein.

               7.2 Other Liens: Borrower has made no contract or arrangement of any kind, the performance which by the other party thereto would give rise to a lien on the Property, except for its arrangements with major subcontractors if there is no general contractor.

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                   7.3  CC&R's, Zoning:  It has examined, is familiar with, and the Improvements will in all respects conform to and comply with, all covenants, conditions, restrictions, reservations and zoning ordinances affecting the Property.

                   7.4 Other Financing: It has not received other financing for either the acquisition of the Property or the construction and installation of the Improvements except as has been specifically disclosed to and approved by Lender prior to Recordation.

                   7.5 Accuracy: All documents, reports, instruments, papers, information and forms of evidence delivered to Lender by Borrower with respect to the Loan are accurate and correct, are complete insofar as completeness may be necessary to give Lender true and accurate knowledge of the subject matter thereof, and do not contain any misrepresentations or omissions. Lender may rely on such documents, reports, instruments, papers, information and forms of evidence without investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor of all sums so paid.

                   7.6 Adequacy of Loan: The amount of available Loan proceeds (as limited by Section 6.5 above) and Borrower's Funds available for construction purposes is sufficient to (a) pay all costs to be incurred in connection with completing the acquisition of the Property and the renovation, marketing and leasing of the Improvements as contemplated by the Loan Agreement,
(b) pay all sums that may accrue under the Loan Agreement prior to repayment of the Loan, and (c) enable Borrower to perform and satisfy all the covenants of Borrower contained in the Loan Agreement and the Letter of Credit Documents.

              8.   BORROWER'S COVENANTS.  Borrower covenants and agrees until
                   --------------------
the full and final payment of the reimbursement obligations of Borrower under the Reimbursement Agreement, unless Lender waives compliance in writing, that it will:

                   8.1 Borrower's Funds: At the time and in amounts required by Lender, deposit Borrower's Funds in the Borrower's Funds, Building Loan Account. Borrower's Funds shall be disbursed from such account in the manner provided in Paragraph 6 above. Should it appear at any time that the total available funds then held by the Trustee in the Program Fund (as limited by Section 6.5 above) in Lender's reasonable judgment, to provide the financing for the completion of the Improvements, Borrower, within fifteen (15) days following receipt of written demand by Lender for additional funds, shall pay to Lender an amount equal to such deficiency as expressed in said demand for deposit in the Borrower's Funds, Building Loan Account, which funds shall first be exhausted before any further disbursement of the proceeds of the Loan shall be made.

                   8.2 Improvements Inspection: Permit Lender, or its representatives (and Lender shall have the right) to enter upon the Property, inspect the Improvements and all materials to be used in the construction thereof and to examine all detailed plans and shop drawings which are or may be kept at the construction site and will cooperate, and cause the general contractor or, if none, the major subcontractors, to cooperate with Lender. If Lender in its reasonable judgment

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determines that any work or materials fail to materially conform to any
Governmental Requirement, or sound building practices, or that they otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold its approval of disbursements until the matter is corrected. In the event Lender determines that work must be stopped and disbursements withheld, Lender shall give Borrower prior telephone notice of its decision to so act (which telephonic notice shall be confirmed by a written notice); however, if Lender in good faith determines that an emergency is occurring or has occurred such that an immediate cessation of work is required, then Lender need only give notice to Borrower of such action as soon as reasonably possible under the circumstances. If this occurs, Borrower shall promptly correct the work to Lender's reasonable satisfaction, and pending completion of such corrective work shall not allow any other work to proceed. No such action by Lender shall be deemed to extend the Completion Date and shall not otherwise affect Borrower's obligation to complete the Improvements within the time and in the manner required by this Amendment. Inspection by lender of construction shall be for the purpose of protecting the security of Lender and preserving Lender's rights under the Letter of Credit Documents. No site inspection shall be deemed to constitute a waiver of any default of Borrower, and such inspection is in no way to be construed as a representation that there is a compliance with the Plans or Governmental Requirements or that the construction is free from faulty material or workmanship.

                8.3 Title Insurance: Deliver or cause to be delivered to Lender at Recordation or within a reasonable time thereafter two 1970 ALTA Lender's Policies of Title Insurance or their equivalent with an aggregate liability limit of not less than the face amount of the Reimbursement
Agreement, issued by Title Insurer, insuring Lender's interest under the Trust Deed as a valid first lien on the Property and Lender's interest under the Chino Trust Deed is a valid second lien on the Chino Property, together with such reinsurance or coinsurance agreements or endorsements to said policy as Lender may require. Said policies shall contain only such exceptions from their coverage as shall have been approved in writing by Lender. After Recordation, Borrower shall, at its own cost and expense, maintain the Trust Deed as a first lien on the property and the Chino Trust Deed as a second lien on the Chino Property and deliver or cause to be delivered to Lender from time to time such endorsements to said policies as Lender deems necessary to insure such priority of the Trust Deed and Chino Trust Deed. Borrower has requested and Bank has agreed to waive Bank's standard requirement that Borrower deliver or cause to be delivered to Lender at Recordation 1970 ALTA LP-10 Policies of Title Insurance, on the condition that Borrower shall deliver or cause to be delivered to Lender, upon completion of the Improvements and filing of a valid notice of completion, an ALTA Lender's Policy of Title Insurance with a liability limit of not less than the face amount of the Reimbursement Agreement, insuring Lender's interest under the Trust Deed as a valid first lien on that portion of the Property which remains subject to the Trust Deed. Borrower shall furnish to Title Insurer surveys and any other information required to enable it to issue such endorsements and policies.

                8.4 Construction Start: Cause construction of the Improvements to be commenced not more than 60 days after Recordation and thereafter diligently prosecute such renovation so that the same will be completed, in any event, on or before the Completion Date;

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provided, however, that if construction shall have commenced prior to
Recordation, the policy of title insurance shall be issued without exception for the claims of mechanics or material suppliers or other deletion or exception based upon the commencement of renovation.

                     8.5 Personal Property Installation: Not install materials, personal property, equipment, or fixtures subject to any security agreement or other agreement or contract wherein the right is reserved to any person, firm or corporation to remove or repossess any such material, equipment or fixtures, or whereby title to any of the same is not completely vested in Borrower at time of installation, without Lender's written consent.

                     8.6 Insurance: Prior to Recordation, procure and deliver to Lender and thereafter maintain a policy or policies of insurance in form and content and by an insurer or insurers satisfactory to Lender, including a clause giving Lender a minimum of thirty (30) days' notice if such insurance is canceled, as follows: (i) owner's "all risk" insurance in nonreporting form, in an amount not less than the face amount of the Reimbursement Agreement or the full insurable completed value of the Improvements on a replacement cost basis, whichever amount is lesser, with the normal conditions including fire, extended coverage, vandalism, malicious mischief, and a lender's loss payable endorsement naming Lender as loss payee; (ii) comprehensive liability insurance on an "occurrence" basis, indicating coverage satisfactory to Lender, and naming Lender as an additional insured; (iii) workers' compensation insurance, issued to Borrower, as may be required by applicable workers' compensation insurance laws; (iv) any additional or different coverage as may be specified in Lender's insurance letter; and (v) any and all additional insurance that Lender in its reasonable judgment may from time to time require, against insurable hazards which at the time are commonly insured against in the case of property similarly situated. At Lender's request, Borrower shall supply Lender with a counterpart original of any policy.

                     8.7 Notification of Default: Promptly notify Lender in writing of the occurrence of any event of default under this Agreement, the Reimbursement Agreement, the Trust Deed, the Chino Trust Deed, the Security Agreement or the Environmental Indemnity or of any facts then in existence which would become an event of default hereunder or thereunder upon the giving of notice or the lapse of time or both.

                     8.8 Payment of Costs: Pay all costs and expenses required to satisfy the conditions of this Agreement. Without limitation of the generality for the foregoing, Borrower will pay:

                          8.8.l  all taxes and recording expenses, including
stamp taxes if any;

                          8.8.2  the fees and commissions lawfully due to
brokers in connection with this transaction and hold Lender harmless from all such claims;

                          8.8.3  the fees of Lender's inspectors in connection
with the construction of the Improvements; and

                     8.8.4 The fees of Lender's attorneys in connection with the issuance of the Letter of Credit upon the issuance of the Letter of Credit.

               8.9 No Conveyance or Encumbrance: Not to sell, convey, transfer, dispose of or further encumber the Property or the Improvements or any part thereof or any interest therein or enter into a lease covering all or any portion thereof (other than residential leases entered into in the ordinary course of business) or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do without the prior written consent of Lender being first had and obtained. All easements, declarations of covenants, conditions and restrictions, and private or public dedications affecting the Property shall be submitted to Lender for its approval and such approval shall be obtained prior to the execution or granting of any thereof by Borrower, accompanied by a drawing or survey showing the precise location of each thereof.

               8.10 Compliance with Governmental Requirements: Comply promptly with all Governmental Requirements. Within ten (10) days after Borrower's receipt of any governmental permits, approvals or disapprovals, Borrower shall deliver copies of all such matters to Lender.

               8.11 Diligent Construction: Cause the construction of the Improvements to be prosecuted with diligence and continuity and completed in accordance with the Plans on or before the Completion Date, free and clear of liens or claims for liens.

               8.12 Satisfy Conditions: Cause all conditions hereof to be satisfied at the time and in the manner herein provided.

               8.13 Application of Disbursements: Receive the disbursements to be made hereunder as a trust fund for the purpose of paying the costs of construction of the Improvements and apply the same first to such payment before using any part thereof for any other purpose.

               8.14 Paid Vouchers: Deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements, under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements.

               8.15 Defect Corrections: Upon demand of Lender, correct any defect in the Improvements or any departure from the Plans not approved by Lender. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the Plans not theretofore discovered by or called to the attention of Lender.

               8.16 Contract or Plans Changes: Not, without the prior written consent of Lender, permit any change in the construction plans for the Project which would (i) change the square foot area of the Improvements, or (ii) adversely affect the value of the Improvements.

                   8.17 Furnishing Notices: Borrower shall promptly furnish Lender with copies, or notify Lender in writing, of the following:

                         8.17.1 any litigation affecting Borrower, or if
Borrower is a partnership, any general partner of Borrower, where the amount claimed is uninsured and is in excess of the Litigation Amount;

                         8.17.2 any communication, whether written or oral, that
Borrower may receive from any governmental, judicial or legal authority, giving notice of any claim or assertion that the Improvements fail in any respect to comply with any Governmental Requirements, or of any dispute which may exist between Borrower and any governmental, judicial or legal authority that may adversely affect Borrower, the Property or the Project;

                         8.17.3 any material adverse change in Borrower's or any
Guarantor's financial condition or operations or in the physical condition of the Property;

                         8.17.4 any strike or labor controversy threatening to
result in a strike affecting, or that may affect, the Project;

                         8.17.5 any cessation of labor on the Project which
continues for more than ten (10) consecutive Business Days;

                         8.17.6 any filings (with true copies thereof) with any
Governmental Authority regarding or pursuant to any law related to Hazardous Materials (as defined in the Trust Deed) or the environment;

                         8.17.7 any proceeding or inquiry by any Governmental
Authority (including, without limitation, the California State Department of Health Services) with respect to the presence of any Hazardous Materials on the Property or the migration thereof from or to other property;

                         8.17.8 all claims made or threatened by any third party
against Borrower or the Property relating to any loss or injury resulting from any Hazardous Materials;

                         8.17.9 Borrower's discovery of any occurrence or
condition on any real property adjoining or in the vicinity of the Property or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws; or

                         8.17.10 any proposed or contemplated change in the
organization or management of Borrower or in the nature of its business.

               8.18 Organization and Management: Without the prior written consent of Lender, Borrower shall not permit or suffer any management, organizational or other material changes in its structure or operations and if Borrower is a limited liability company, in the structure or operations of its managers, the replacement of any of its members, or the designation of any other person to manage and operate the Project in place of its managers.

          9. DEFAULT. At the option of Lender, the following shall constitute events of default hereunder (including, if Borrower consists of more than one person, the occurrence of any of such events with respect to any one or more of said persons):

               9.1 Any default in the performance of any covenant, condition or agreement set forth herein, in the Trust Deed, Reimbursement Agreement, the Security Agreement or any other of the Letter of Credit Documents after any applicable cure period.

               9.2 Borrower voluntarily suspends the transaction of business or there is an attachment, execution or other judicial seizure of any material portion of Borrower's assets and such seizure is not discharged or bonded against within thirty (30) days.

               9.3 Any representation by Borrower to Lender concerning Borrower's financial condition or credit standing or any representation or warranty contained herein proves to be materially false or misleading.

               9.4 Default by Borrower on any other debt at Lender or default by Borrower or Operator of any debt secured by the Property.

               9.5 Any person obtains an order or decree in any court of competent jurisdiction enjoining the construction of the Improvements or enjoining or prohibiting Borrower or Lender or either of them from performing this Agreement, and such proceedings are not discontinued and such decree is not vacated within thirty (30) days after the granting thereof.

               9.6 Borrower neglects, fails or refuses to keep in full force and effect any permit or approval with respect to the construction of the Improvements.

               9.7  If any Notice to Withhold or Bonded Notice to Withhold
(Stop Notice) in connection with the Loan is served on Lender in accordance with the provisions of the California Civil Code and within five (5) days of the receipt of such notice the claim set forth therein is not discharged or, if the amount claimed is disputed in good faith by Borrower or the general contractor for the Improvements and the Notice to Withhold is bonded, an appropriate counter bond or equivalent acceptable to Lender is filed with Lender.

               9.8 The imposition, voluntary or involuntary, of any lien or encumbrance upon the Property or the Chino Property without Lender's written consent or unless an adequate counter bond is provided and such lien is accordingly released within thirty
(30) days of the imposition of such lien.

          10.   REMEDIES. If any of the events of default set forth in Paragraph
                --------
9 occur, then Lender, in addition to its other rights hereunder, may at its option, without prior demand or notice:

                10.1 Terminate the obligation of Lender to approve disbursements hereunder, or Lender may waive the event of default or, without waiving, determine, upon terms and conditions satisfactory to Lender, to approve further disbursements.

                10.2 Notwithstanding the exercise of the remedy described in Paragraph 10.1 hereof, Lender may approve any disbursements after the happening of any one or more of said events of default without thereby waiving its right to demand payment of the amounts due to Lender under the Reimbursement Agreement and without liability to approve any other or further disbursements.

                10.3 Proceed as authorized by law to satisfy the indebtedness of Borrower to Lender and in that regard, Lender shall be entitled to all of the rights, privileges and benefits contained in the Trust Deed, the Security Agreement or other Letter of Credit Documents.

                10.4 Either directly or through an agent or court-appointed receiver, take possession of the Property and enter into such contracts and perform any and all work and labor necessary to complete the Improvements substantially in accordance with the Plans, subject to such modifications and changes as Lender may deem appropriate, in which event expenditures therefor shall be deemed an additional advance to Borrower, payable on demand, bearing interest at the Credit Provider Rate (as defined in the Reimbursement Agreement) and secured by the Letter of Credit Documents.

          11.   POWER OF ATTORNEY. In the event of default as defined in
                -----------------
Paragraph 9 hereof, Borrower hereby constitutes and appoints Lender its true and lawful attorney in fact with the power and authority, including full power of substitution, to act, in Lender's sole discretion, but without the obligation to act, as follows:

                11.1 To take possession of the Property and complete the Improvements.

                11.2 To use any of Borrower's Funds and any funds which may remain undisbursed under the Loan for the purpose of completing the Improvements and for other costs related thereto.

                11.3 To make such additions and changes and corrections in the Plans as may be necessary or desirable as Lender in its sole discretion deems proper to complete the Improvements.

                          11.4  To employ such contractors, subcontractors and
agents, architects and inspectors as are required to complete the Improvements.

                          11.5  To employ watchmen to protect the Property and
Improvements from injury.

                          11.6  To pay, settle or compromise all existing bills
and claims against Borrower's Funds or any funds which may remain undisbursed under the Loan or as may be necessary or desirable, as Lender in its sole discretion deems proper, for the completion of the Improvements or for protection or clearance of title to the Property and Personal Property or for the protection of Lender's interest with respect thereto.

                         11.7  To prosecute and defend all actions and
proceedings in connection with the construction of the Improvements.

                         11.8  As Lender in its sole discretion deems proper, to
execute, acknowledge, and deliver all instruments and documents in the name of Borrower which may be necessary or desirable to do and to do any and every act with respect to the construction of the Improvements which Borrower might do on his own behalf.

                This Power of Attorney is a power coupled with an interest and cannot be revoked and any costs or expenses incurred by Lender in connection with any acts by Lender under or pursuant to this Paragraph 11 shall be at the cost and expense of Borrower, repayable on demand by Borrower to Lender with interest thereon at the Credit Provider Rate, with any such advances made or costs or expenses incurred by Lender to be secured by the Trust Deed and the Security Agreement.

          12.  DISCLAIMER.  WHETHER OR NOT LENDER ELECTS TO EMPLOY ANY OR ALL OF
               ----------
THE REMEDIES AVAILABLE TO IT IN THE EVENT OF DEFAULT, LENDER SHALL NOT BE LIABLE FOR THE CONSTRUCTION OF OR FAILURE TO CONSTRUCT OR COMPLETE OR PROTECT THE IMPROVEMENTS OR FOR PAYMENT OF ANY EXPENSE INCURRED IN CONNECTION WITH THE EXERCISE OF ANY REMEDY AVAILABLE TO LENDER OR FOR THE CONSTRUCTION OR COMPLETION OF THE IMPROVEMENTS OR FOR THE PERFORMANCE OR NON-PERFORMANCE OF ANY OTHER OBLIGATION OR BORROWER.

          13.  RELEASE AND INDEMNITY. Borrower agrees to release and indemnify,
               ---------------------
defend and hold Lender harmless from and against all liabilities, claims, actions, damages, costs and expenses (including all reasonable legal fees and expenses of Lender's counsel) arising out of or resulting from construction of the Improvements, including any defective workmanship or materials; any failure to satisfy any of the Governmental Requirements; Lender's performance of any act permitted under the Letter of Credit Documents (excluding Lender's gross negligence or willful misconduct); breach of any representation or warranty made or given by Borrower to Lender; breach of any obligation of Borrower contained in any of the Letter of Credit Documents; or any claim or cause of action of any kind by any party that Lender is liable for any act or omission committed or made by Borrower or any other person or entity in connection with the ownership, sale, operation or development of the Property, the Chino Property or the construction of the Improvements, whether on account of any theory of derivative liability, comparative negligence or otherwise.
Upon demand by Lender, Borrower shall defend any action or proceeding brought against Lender arising out of or alleging any claim of action covered by this indemnity, all at Borrower's own cost alternative, Lender may elect to conduct its own defense at the expense of Borrower. Notwithstanding the provisions of the two preceding sentences, Borrower shall have the right to provide the defense of Lender (which this paragraph requires) by counsel of Borrower's choosing, whom Lender shall have the right to approve in its reasonable judgment. Borrower's right to so provide Lender's defense shall apply so long as there is no conflict or divergence of interest between the interest of Lender and the interest of Borrower in the provision of the defense. Lender shall have the right, in its sole discretion, to determine whether a conflict or divergence of interest exists; if Lender determines that a conflict or divergence of interest exists, Borrower shall retain separate counsel to conduct the defense of Lender, which separate counsel shall be acceptable to Lender in its reasonable judgment. The provisions of this paragraph shall survive the termination of this Agreement, the repayment of the amounts due to Lender under the Reimbursement Agreement, and the release of the Property or any portion of it from the Trust Deed and the release of the Chino Property or any portion of it from the Chino Trust Deed.

        14.   SIGNS.  Borrower hereby grants Lender the right to erect or cause
              -----
to be erected Lender's sign or signs in size and loaction desired by Lender on the Property so long as such sign or signs do not interfere with the reasonable construction of the Improvements.

        15.   GENERAL CONDITIONS.
              ------------------

              15.1 No Waiver: No delay or omission of Lender in exercising any right or power arising from any default by Borrower shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at its option, waive any of the conditions herein and any such waiver shall not be deemed a waiver of Lender's rights hereunder but shall be deemed to have been made in pursuance of this Agreement and not in modification thereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of default.

              15.2 No Third Party Benefits: This Agreement is made for the sole benefit of Borrower and Lender, their successors and assigns and no other person or persons shall have any rights or remedies under or by reason of this Agreement nor shall Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Improvements, to approve the disbursement of any undisbursed portion of the Loan to the payment of any such claim or to exercise any right or power of Lender hereunder or arising from any default by Borrower.

                   15.3 Notice: All notices or demands of any kind which either party may be required or desire to serve upon the other under the terms of this Agreement shall be in writing and shall be given by personal delivery, national overnight courier, or by certified or registered United States mail, postage prepaid, to the address for the party to be served set forth below its signature. Notices shall be effective upon receipt or when proper delivery is refused. In case of service by mail, notices shall be deemed complete at the expiration of the second day after the date of mailing. If Borrower consists of more than one person, service of any notice or demand of any kind by Lender upon any one of said persons in the manner hereinabove provided shall be complete service upon all. Either party may change its address for purposes of notice by giving notice of such change of address to the other party in accordance with the provisions of this paragraph.

                   15.4 Entire Agreement: This Agreement, the other Letter of Credit Documents and the Environmental Indemnity constitute the entire understanding between the parties regarding the matters mentioned in or incidental to this Agreement. The Letter of Credit Documents and the Environmental Indemnity supersede all oral negotiations and prior writings concerning the subject matter of the Letter of Credit Documents and the Environmental Indemnity. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the Letter of Credit Documents or the Environmental Indemnity, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

                   15.5 Documentation: In addition to the instruments and documents mentioned or referred to herein, Borrower will, at its own cost and expense, supply Lender with such other instruments, documents, information and data as may, in Lender's opinion, be reasonably necessary for the purposes hereof, all of which shall be in form and content acceptable to Lender.

                   15.6 Borrower Information: Borrower agrees that Lender may provide any financial or other information, data or material in Lender's possession relating to Borrower, the Loan, this Agreement, the Property or the Improvements, to Lender's parent, affiliate, subsidiaries, participants or service providers, without further notice to Borrower.

                   15.7 Not Assignable: Neither this Agreement nor any right of Borrower to receive any sums, proceeds or disbursements hereunder, may be assigned, pledged, hypothecated, anticipated or otherwise encumbered by Borrower without the prior written consent of Lender. Subject to the foregoing restrictions, this Agreement shall inure to the benefit of Lender, its successors and assigns and bind Borrower, its heirs, executors, administrators, successors and assigns.

                   15.8 Time is of the Essence: Time is hereby declared to be of the essence of this Agreement and of every part hereof.

                       15.9 Supplement to Security Agreements: The provisions of this Agreement are not intended to supersede the provisions of the Trust Deed or any other Letter of Credit Document or the Environmental Indemnity but shall be construed as supplemental thereto.

                       15.10 Joint and Several Obligations: If Borrower consists of more than one person, the obligations of Borrower shall be the joint and several obligations of all such persons, and any married person who executes this Agreement agrees that recourse may be had against his or her separate property for satisfaction of his or her obligations hereunder. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.

                       15.11 Governing Law: This Agreement (and any and all disputes between the parties arising directly or indirectly from the transaction or from the lending relationship contemplated hereunder) shall be governed by and construed in accordance with the laws of the State of California.

                       15.12 Agency: In the event of a default in Paragraph 9 hereof, Borrower hereby appoints and authorizes Lender, as its agent, to record any notices of completion, cessation of labor and other notices that Lender deems necessary to record to protect any interest of Lender under the provisions of this Agreement, the Reimbursement Agreement, the Trust Deed, the Chino Trust Deed or the Security Agreement. This agency is a power coupled with an interest an is not revocable.

                      15.13 Governmental Regulations: If payment of the indebtedness secured by the Trust Deed and the Chino Trust Deed is to be insured or guaranteed by any governmental agency, Borrower shall comply with all rules, regulations, requirements and statutes relating thereto or provided in any commitment issued by any such agency to insure or guarantee payment of such indebtedness.

                     15.14 Collection Costs: Borrower shall pay promptly to Lender without demand, with interest thereon from date of expenditure at the Default Interest rate, reasonable attorneys' fees and all costs and other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Trust Deed, the Chino Trust Deed and the Security Agreement.

                     15.15 Survival: The representations, warranties and covenants herein shall survive the disbursement of the Loan and shall remain in force and effect until the obligations of Borrower under the Reimbursement Agreement are paid in full.

                     15.16 Waiver of Jury Trial: LENDER AND BORROWER EACH ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, BORROWER

AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT RELATING HERETO OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

        16.   SEVERABILITY. Invalidation of any one or more of the provisions of
              ------------
this Agreement, the Trust Deed, the other Letter of Credit Documents or the Environmental Indemnity by judgment or court order shall in no way affect any of the other provisions thereof which shall remain in force and effect.

        17.   SPECIAL CONDITIONS. The special conditions, if any, are set forth
              ------------------
in Exhibit E attached hereto and made a part hereof and are, by this reference,
   ---------
incorporated herein.

        18.   COUNTERPARTS. This Agreement may be executed simultaneously in two
              ------------
or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                COMERICA BANK-CALIFORNIA,
                                a California banking corporation

                                By: /s/ Illegible Signature
                                   -----------------------------------
                                Its:
                                    ----------------------------------

                                Address:
                                333 W. Santa Clara Street
                                San Jose, California 95113


                                BORROWER:

                                PROVENA FOODS INC.,
                                a California corporation

                                By: /s/ Illegible Signature
                                   -----------------------------------
                                Its:  CFO
                                    ----------------------------------

                             DISBURSEMENT SCHEDULE

                                  (Exhibit A)

THE LOAN PROCEEDS IN THE AMOUNT OF $4,000,000 SHALL BE DISBURSED AS FOLLOWS:

I.     INITIAL DISBURSEMENT.

       Lender is hereby authorized and directed to make Initial Disbursements for the purposes, in the amounts, and to the persons indicated in the attached Exhibit 1:

II.    SUBSEQUENT DISBURSEMENTS.

       The remainder of the Loan available for disbursement under the Building Loan Agreement and Borrower's Funds in the sum aggregate of $ [TO BE DETERMINED AFTER BORROWER DELIVERS ITS PROJECT CONSTRUCTION COST SCHEDULE PRIOR TO ANY DISBURSEMENTS SUBSEQUENT TO INITIAL DISBURSEMENT] shall be disbursed in conformity with (i) the Building Loan Agreement, and in particular the requirements of Articles 5 and 6 thereof, and (ii) the Disbursement Plan, attached hereto as Exhibit B.

III.   AUTHORIZED SIGNERS.

             Borrower authorizes either _______________ or _________________ to sign all Draw Request and other documents in connection with the administration of the Loan. Borrower represents and warrants to Lender that the following signatures are specimen signatures of the persons named in the preceding sentence:


                     ____________________________________


                     ____________________________________

THIS DISBURSEMENT SCHEDULE IS EXECUTED BY BORROWER AS OF THIS _____ DAY OF OCTOBER 1998.


BORROWER:
--------

Provena Foods Inc.,
a California corporation

By:   Timothy Mulroney
     -------------------------
Its:  CEO
     -------------------------

FOR ACCOUNTING PURPOSES ONLY:


    [_] MAKE DISBURSEMENTS UNDER II HEREOF TO

    ________________________________

By: [_] CREDITING COMMERCIAL ACCOUNT #_____________
        AT OFFICE SAN JOSE HEADQUARTERS


    [_] CASHIER'S CHECK

                             INITIAL DISBURSEMENTS

                                  (Exhibit 1)
                                   ---------

[Land Purchase]       $_____________________          ____________________

[Costs of Issuance]   $_____________________          ____________________

                                                      ____________________

                                                      ____________________

                                                      ____________________

                               DISBURSEMENT PLAN

                                  (Exhibit B)
                                   ---------

[TO BE DETERMINED WITH LENDER'S APPROVAL PRIOR TO ANY DISBURSEMENTS SUBSEQUENT TO THE INITIAL DISBURSEMENT]

                                 DRAW REQUEST

                                  (Exhibit C)
                                   ---------

APPLICATION AND CERTIFICATE FOR PAYMENT


DATE:                                APPLICATION NO.:
     -----------------------------                   ---------------------------


BORROWER: Provena Foods Inc., a California corporation



PROJECT: Provena Foods Inc., a California corporation
         Lathrop, California
================================================================================

Total Work Completed to Date....................................................    $ ______________________

Less Payments to Date...........................................................    $ ______________________

Total Deductions................................................................    $ ______________________

AMOUNT NOW DUE..................................................................    $ ______________________

     This is to certify that work reported herein has been completed in accordance with the contract documents and also that there are no change orders to date which have not been checked and approved by Comerica Bank-California. Also, this is to certify that all amounts have been paid by Borrower for work for which previous Certificates for Payment were issued and payment received from Borrower and the current payment shown herein is now due.



___________________________________
Owner                   Date